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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):   August 14, 2001
                                                       ---------------------

                    INNOVATIVE GAMING CORPORATION OF AMERICA
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MINNESOTA                    22482                   41-1713864
 ----------------------------        -------------           -------------------
 (State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)             File Number)           Identification No.)


      333 ORVILLE WRIGHT COURT, LAS VEGAS, NEVADA                  89119
      -------------------------------------------                ----------
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (702) 614-7199
                                                          -----------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                         Exhibit Index Appears on Page 4


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ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated August 14, 2001 which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this Press Release relating to the Company's projections (incorporated by reference herein), as well as information included in oral statements or other written statements made or to be made by the Company, contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as financing sources and the effects of regulation (including gaming regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to the Company's ability to obtain financing, domestic or global economic conditions, activities of competitors and changes in customer preferences and attitudes. For more information, review the risk factors contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

 2.1     Agreement and Plan of Merger and Reorganization
99.1     Press Release dated August 14, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INNOVATIVE GAMING CORPORATION
                                       OF AMERICA
                                       (Registrant)


Date: August 22, 2001                  By: /s/ Roland Thomas
                                          --------------------------------------
                                           Name:  Roland Thomas
                                           Title: Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION                                                                    PAGE
-----------                -----------                                                                    ----
   2.1                     Agreement and Plan of Merger and Reorganization                                 5
  99.1                     Press Release dated August 14, 2001